                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rules 14a-12

                          Wilmington Trust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person (s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

[WILMINGTON TRUST LOGO]
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                      AND
                                PROXY STATEMENT

Dear Wilmington Trust Shareholder:

     On Thursday, April 18, 2002, Wilmington Trust Corporation will hold its 2002 Annual Shareholders' Meeting at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on February 18, 2002 can vote at the meeting or any adjournment. At the meeting, we will:

     1.  Elect four directors;

     2.  Approve our 2002 Long-Term Incentive Plan; and

     3.  Attend to other business properly presented at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     At the meeting, we also will report on our results for 2001 and the first quarter of 2002 and other matters of interest to shareholders.

     We are enclosing with this proxy statement a copy of our 2001 Annual Report to Shareholders. The approximate date this proxy statement and card(s) are being mailed is March 20, 2002.

                                          By Order of the Board of Directors

                                          /s/ Ted T. Cecala

                                          Ted T. Cecala,
                                          Chairman of the Board and
                                          Chief Executive Officer

March 13, 2002

                               TABLE OF CONTENTS

Questions and Answers.......................................    1
Proposals You May Vote On...................................    3
Nominees for the Board of Directors.........................    4
Committees of the Board of Directors........................    7
Directors' Compensation.....................................    9
Executive Officers Who are Not Directors....................    9
Directors' and Executive Officers' Ownership of Wilmington
  Trust Stock...............................................   11
Wilmington Trust Stock Held in A Fiduciary Capacity.........   12
Executive Compensation......................................   13
Compensation Committee Interlocks and Insider
  Participation.............................................   20
Audit Matters...............................................   20
Section 16(a) Beneficial Ownership Reporting Compliance.....   21
Transactions with Management................................   22
Approval of the 2002 Long-Term Incentive Plan...............   22
Availability of Form 10-K...................................   26

Exhibit A -- 2002 Long-Term Incentive Plan

                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT MAY I VOTE ON?

     A: - The election of four nominees to serve on the Corporation's Board of Directors; and

         - The approval of the Corporation's 2002 Long Term Incentive Plan.

 2.  Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A: Your Board recommends a vote FOR each of the nominees and FOR the 2002 Long-Term Incentive Plan.

 3.  Q:  WHO IS ENTITLED TO VOTE?

     A: Shareholders as of the close of business on February 18, 2002 (the "Record Date") are entitled to vote at the Annual Meeting.

 4.  Q:  HOW DO I VOTE?

     A: Please sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposals. You have the right to revoke your proxy at any time before the meeting by:

         - Notifying the Corporation's Secretary;

         - Voting in person; or

         - Returning a later-dated proxy card.

 5.  Q:  WHO WILL COUNT THE VOTE?

     A. Wells Fargo Shareowner Services will count the votes and act as inspector of election.

 6.  Q:  HOW MANY SHARES CAN VOTE?

     A. As of the Record Date, 32,820,659 shares of the Corporation's common stock were issued and outstanding. Every shareholder of the Corporation's common stock as of the Record Date is entitled to one vote for each share held.

 7.  Q:  WHAT IS A "QUORUM"?

     A. A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal, other than for election of directors, must receive the vote of more than 50% of the shares represented at the meeting to be adopted. A proposal for election of directors must receive a plurality of the shares at the meeting to be adopted. If you submit a properly executed proxy card you will be considered part of the quorum even if you abstain from voting. In addition, shares represented by "broker non-votes" will be considered part of the quorum. Abstentions are not counted in tallying votes. A WITHHELD vote is the same as an abstention.

 8.  Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to David R. Gibson, the Corporation's Senior Vice President and Chief Financial Officer, and Michael A. DiGregorio, the Corporation's Vice President and Secretary, to vote on those matters at their discretion.

 9.  Q.  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

     A. You must submit any shareholder proposal to be considered for inclusion in next year's proxy statement in writing to Mr. Michael A. DiGregorio at Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 by November 18, 2002. The Corporation's advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 2003 Annual Meeting other than to elect directors must be submitted in writing to Mr. DiGregorio at the above address by February 17, 2003. That notice must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

10.  Q.  CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF WILMINGTON
         TRUST?

     A. As a shareholder, you may recommend a person as a nominee for director of Wilmington Trust by writing to Mr. DiGregorio at the above address. The Corporation must receive recommendations by February 17, 2003 for the 2003 Annual Meeting. These recommendations must include the information required in the response to Question 9 above as well as the nominee's name and address, a representation that the shareholder is a recordholder of the Corporation's stock or holds the Corporation's stock through a broker and intends to appear in person or by proxy at the 2003 Annual Meeting to nominate the person, information regarding the nominee that would be required to be included in the Corporation's proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

11.  Q:  HOW MUCH DID THIS PROXY SOLICITATION COST?

     A. Morrow and Co., Inc. has been hired to assist in distributing proxy materials and soliciting votes for $13,000, plus out-of-pocket expenses estimated at $20,000. Brokerage houses and other custodians, nominees, and fiduciaries also are reimbursed for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

     There are four nominees in the Corporation's Class of 2005 for election as directors this year. Detailed information on each is provided below. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2. APPROVAL OF 2002 LONG-TERM INCENTIVE PLAN

     The Corporation's Compensation Committee and your Board have approved the 2002 Long-Term Incentive Plan to assist in attracting and retaining key officers, employees and directors and motivate them to achieve the Corporation's long-term business objectives. Detailed information about this plan is provided on pages 22 to 25 and in Exhibit A.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PLAN.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                 CLASS OF 2005
                            VOTING IS FOR THIS CLASS

Carolyn S. Burger...........  Director since 1991    Ms. Burger became a principal in CB
  Age 61                                               Associates, Inc., a consulting firm
                                                       specializing in legislation, technology
                                                       deployment for senior executives, and
                                                       executive coaching, in 1996. She served as
                                                       President and Chief Executive Officer of
                                                       Bell Atlantic -- Delaware, Inc. from 1991
                                                       to 1996. Ms. Burger also is a director of
                                                       PJM Interconnection, L.L.C.
Robert V.A. Harra Jr........  Director since 1996    Mr. Harra has served as a director,
  Age 52                                               President, Chief Operating Officer, and
                                                       Treasurer of Wilmington Trust since 1996.
Rex L. Mears................  Director since 1992    Mr. Mears has served as President of Ray S.
  Age 60                                               Mears and Sons, Inc., a farming
                                                       corporation, since 1967.
Robert W. Tunnell Jr........  Director since 1992    Mr. Tunnell became managing partner of
  Age 47                                               Tunnell Companies, an owner and developer of
                                                       real estate, in 1981.

     Leonard W. Quill, who retired as Chairman and Chief Executive Officer in 1996 and who has served as a director since 1992, will not stand for re-election in compliance with the Corporation's Bylaws, which provide that no person who has attained the age of 69 may be nominated for election to the Board.

     The following individuals currently serve as directors in the two other classes. Their terms will end at the annual meetings in 2003 and 2004, respectively.

                    CLASS OF 2003 -- ONE-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 2000 ANNUAL MEETING

Betsy S. Atkins.............  Director since 2001    Ms. Atkins became President and Chief
  Age 48                                               Executive Officer of Accordiant Ventures, a
                                                       venture fund focusing on technology and
                                                       sciences, in 1996. Ms. Atkins also serves
                                                       as a director of Lucent Technologies Inc.
                                                       and Polycom Corporation.
Ted T. Cecala...............  Director since 1996    Mr. Cecala became a director, Chairman of the
  Age 52                                               Board, and Chief Executive Officer of
                                                       Wilmington Trust in 1996. He previously
                                                       served as our Executive Vice President and
                                                       Chief Financial Officer from 1990 to 1995.
                                                       Mr. Cecala also serves as a member of the
                                                       Board of Managers of Cramer Rosenthal
                                                       McGlynn, LLC and Roxbury Capital
                                                       Management, LLC.
Richard R. Collins..........  Director since 1989    Mr. Collins became Chairman of Collins, Inc.,
  Age 65                                               a consulting firm for various insurance
                                                       industry associations and financial and
                                                       non-financial companies focusing on
                                                       international expansion, in 1993. He
                                                       previously served as Chief Executive
                                                       Officer and Chief Operating Officer of
                                                       American Life Insurance Company from 1981
                                                       to 1992.
Hugh E. Miller..............  Director since 1982    Mr. Miller retired as Vice Chairman of ICI
  Age 66                                               Americas in 1990. He served with its
                                                       parent, Imperial Chemical Industries PLC,
                                                       for 20 years until 1990, including in
                                                       management positions in Europe and the
                                                       United States. Mr. Miller also serves as
                                                       Chairman and a director of MGI Pharma, Inc.
David P. Roselle............  Director since 1991    Mr. Roselle has served as President of the
  Age 62                                               University of Delaware since 1990.
Thomas P. Sweeney...........  Director since 1983    Mr. Sweeney has served as a member in the law
  Age 65                                               firm of Richards, Layton & Finger, P.A.
                                                       since 1967.

                    CLASS OF 2004 -- TWO YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 2001 ANNUAL MEETING

Charles S. Crompton Jr......  Director since 1982    Mr. Crompton is of counsel in the law firm of
  Age 65                                               Potter, Anderson & Corroon since January
                                                       2000. He previously served as a partner in
                                                       that firm from 1966 to 1999.
Edward B. du Pont...........  Director since 1986    Mr. Du Pont is a private investor and a
  Age 68                                               director of E.I. du Pont de Nemours and
                                                       Company.
R. Keith Elliott............  Director since 1997    Mr. Elliott is retired Chairman and Chief
  Age 59                                               Executive Officer of Hercules Incorporated.
                                                       From 1991 through April 2000, he served the
                                                       company as Chairman and Chief Executive
                                                       Officer, President and Chief Executive
                                                       Officer, President and Chief Operating
                                                       Officer, and as Executive Vice President
                                                       and Chief Financial Officer. He is a
                                                       director of Computer Task Group, Checkpoint
                                                       Systems, Inc., The Sithe Energies Company,
                                                       and The Institute for Defense Analyses.
Deborah I. Fine.............  Director since 2001    Ms. Fine became President of Avon Products,
  Age 41                                               Inc's. Teen Business Division in 2001. She
                                                       previously served as publisher of Glamour
                                                       Magazine from 1999 to 2001 and as publisher
                                                       of Bride's Magazine from 1996 to 1999.
Stacey J. Mobley............  Director since 1991    Mr. Mobley became Senior Vice President,
  Age 56                                               General Counsel, and Chief Administrative
                                                       Officer of E.I. du Pont de Nemours and
                                                       Company in 2000. He previously served as
                                                       Senior Vice President, External Affairs, of
                                                       that company from 1992 to 1999.
H. Rodney Sharp III.........  Director since 1998    Mr. Sharp served in several management
  Age 65                                               positions at E.I. du Pont de Nemours and
                                                       Company from 1961 to 1991, and retired from
                                                       that company in 1991. He is a director of
                                                       that company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation's full Board considers all major decisions of Wilmington Trust. However, the Board has established the following four standing committees so that certain important areas can be addressed in more depth than may be possible at full Board meetings:

     - The Executive Committee exercises most of the Board's authority between Board meetings. It consists of seven members.

     - The Audit Committee examines the Corporation's Audit Division, accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews examination reports of governmental agencies and independent auditors, and makes recommendations on those to the Board. It consists of four members, none of whom is an employee of Wilmington Trust.

     - The Compensation Committee in general advises on salaries and employee benefits, and administers the Corporation's executive incentive plan and stock option plans. It consists of five members, none of whom is an employee of Wilmington Trust. That committee's report on executive compensation appears on pages 17 to 19 below.

     - The Nominating and Corporate Governance Committee provides counsel and makes recommendations to the Chairman and the full Board with respect to the performance of the Chairman and Chief Executive Officer, candidates for membership on the Board and its committees, matters of corporate governance, succession planning for our executive management, and significant shareholder relations issues. It consists of five members.

     The table on the following page provides information about Board committee membership during 2001.

                           BOARD COMMITTEE MEMBERSHIP

                                                                                          NOMINATING
                                                                                             AND
                                                                                          CORPORATE
NAME                                                AUDIT    COMPENSATION    EXECUTIVE    GOVERNANCE
----                                                -----    ------------    ---------    ----------
Carolyn S. Burger.................................  X*                       X            X**
Ted T. Cecala.....................................                           X*
Richard R. Collins................................  X
Charles S. Crompton Jr............................           X               X
Edward B. duPont..................................  X                        X
R. Keith Elliott..................................  X**      X               X            X**
Robert V.A. Harra Jr..............................                           X
Rex L. Mears......................................           X                            X*
Hugh E. Miller....................................  X        X**                          X
Stacey J. Mobley..................................           X*
David P. Roselle..................................  X**      X**             X
H. Rodney Sharp III...............................           X               X**          X
Thomas P. Sweeney.................................                           X**          X
Robert W. Tunnell Jr..............................                                        X
                                                    ------------------------------------------------
Number of meetings in 2001........................  4        3               5            5

---------------
 * Chairperson

** Committee member through May 2001, when the Board's committees were reappointed.

     Mr. duPont attended less than 75% of the Board meetings and the meetings of the committees on which he served in 2001.

                            DIRECTORS' COMPENSATION

     The Corporation pays its outside directors an annual retainer of $15,000 and a $2,000 fee for each Board meeting they attend. It also pays them a $1,200 fee for each committee meeting they attend. A total of seven Board meetings and 17 committee meetings were held in 2001.

     The Corporation pays each director the first half of the annual retainer in its common stock. In addition, each director may elect to receive the balance of the annual retainer in the Corporation's common stock. Under the Corporation's Directors' Deferred Fee Plan, directors can elect each year to defer receipt of the cash portion of their directors' fees until they are no longer a director. If a director elects to defer receipt of his or her directors' fees, the director may elect to earn a yield on the deferred portion based on (1) yields Wilmington Trust Company pays on certain of its deposit products and/or (2) changes in the price of the Corporation's common stock, together with dividends on that stock.

     Under the 2001 Non-Employee Director Stock Option Plan, which was approved by shareholders, directors also are entitled to receive stock options. Four thousand nonstatutory stock options have been granted to each outside director. Options in respect of 36,000 shares remain available for grant under the plan. In addition, directors would be entitled to receive awards under the 2002 Long-Term Incentive Plan if that plan is approved by shareholders.

     Directors who are also officers of Wilmington Trust do not receive any fees or other compensation for service on any committee.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following contains information about the Corporation's executive officers who are not directors.

Robert J. Christian.........  Executive Officer    Mr. Christian became a Senior Vice President of
  Age 52                      Since 1996             the Corporation in 2001. He has served as a
                                                     Senior Vice President of Wilmington Trust
                                                     Company, the Corporation's principal banking
                                                     subsidiary ("WTC"), in its Asset Management
                                                     Department since 1996. He previously served as
                                                     President and Chief Investment Officer of PNC
                                                     Asset Management Group from 1994 to 1996 and as
                                                     Chief Investment Officer of PNC Bank Corp. from
                                                     1992 to 1996.
Howard K. Cohen.............  Executive Officer    Mr. Cohen became a Senior Vice President of the
  Age 53                      Since 1992             Corporation in 2001. He has served as a Senior
                                                     Vice President of WTC in its Corporate
                                                     Financial Services Department since 1992.
William J. Farrell II.......  Executive Officer    Mr. Farrell became a Senior Vice President of the
  Age 43                      Since 1993             Corporation in 2001. He has served as a Senior
                                                     Vice President of WTC in its Trust Operations
                                                     and Systems Development Department since 1993.
                                                     In 1998, he also assumed oversight over all
                                                     areas of WTC's Information Technology
                                                     Department.
David R. Gibson.............  Executive Officer    Mr. Gibson became Senior Vice President and Chief
  Age 44                      Since 1992             Financial Officer of the Corporation in 1997
                                                     and of WTC in 1996. He has served as Senior
                                                     Vice President of WTC in its Finance Department
                                                     since 1992.
Hugh D. Leahy, Jr...........  Executive Officer    Mr. Leahy became a Senior Vice President of the
  Age 54                      Since 1992             Corporation in 2001. He has served as a Senior
                                                     Vice President of WTC in its Personal Banking
                                                     Department since 1992.

Robert A. Matarese..........  Executive Officer    Mr. Matarese became a Senior Vice President of
  Age 55                      Since 1990             the Corporation in 2001. He has served as a
                                                     Senior Vice President of WTC in its Commercial
                                                     Banking Department since 1990.
Rita C. Turner..............  Executive Officer    Ms. Turner became a Senior Vice President of the
  Age 47                      Since 1996             Corporation in 2001. She has served as a Senior
                                                     Vice President of WTC in its Marketing
                                                     Department since 1996.
Rodney P. Wood..............  Executive Officer    Mr. Wood became a Senior Vice President of the
  Age 41                      Since 1999             Corporation in 2001. He has served as a Senior
                                                     Vice President of WTC in its Private Client
                                                     Advisory Services Department since 1999. Prior
                                                     to joining Wilmington Trust, he served as First
                                                     Vice President of Comerica Incorporated in its
                                                     private banking department from 1992 to 1999.

     DIRECTORS' AND EXECUTIVE OFFICERS' OWNERSHIP OF WILMINGTON TRUST STOCK

     The following table shows how much of the Corporation's stock each director and each of its five most highly compensated officers during 2001 (the "Named Executive Officers") owned, as well as the total stock all directors and executive officers owned, as of January 31, 2002. Except as indicated below, no director or executive officer owns more than one percent of the Corporation's stock.

                                        AMOUNT AND NATURE OF BENEFICIAL SHARES
                                   ------------------------------------------------
                                                  VOTING
                                   (NUMBER OF     AND/OR                                      PHANTOM
                                    SHARES)     INVESTMENT    RIGHT TO                % OF     STOCK
                                   DIRECT(1)     POWER(2)    ACQUIRE(4)     TOTAL     CLASS   UNITS(5)
                                   ----------   ----------   ----------   ---------   -----   --------
B. S. Atkins.....................                                                 0
C. S. Burger.....................     2,400                     4,000         6,400
T.T. Cecala......................   137,625                   217,390       355,015   1.08%
R.J. Christian...................    12,613                    56,456        69,069
R.R. Collins.....................     2,559         1,961       4,000         8,520
C.S. Crompton Jr. ...............     3,145         4,500       4,000        11,645            2,004
E.B. duPont......................     9,459     1,117,840(3)    4,000     1,131,299   3.45%
R.K. Elliott.....................     2,019                     4,000         6,019              325
D.I. Fine........................                                                 0
R.V.A. Harra Jr. ................   131,115           669     152,761       283,876
R.A. Matarese....................    35,546         4,580      54,035        94,161
R.L. Mears.......................     3,154                     4,000         7,154
H.E. Miller......................     1,394         5,800       4,000        11,194            3,032
S.J. Mobley......................     1,730                     4,000         5,730            1,484
L.W. Quill.......................    40,914       172,173       4,000       217,087
D.P. Roselle.....................     3,507                     4,000         7,507
H.R. Sharp III...................     2,433     1,055,840(3)    4,000     1,062,273   3.24%
T.P. Sweeney.....................     9,049                     4,000        13,049            2,592
R.W. Tunnell Jr. ................    33,735       111,113       4,000       148,848
R.P. Wood........................     1,358                    29,967        31,325
Directors, Nominees, and
  Executive Officers as a Group
  (25 persons)...................   494,285     1,419,946     877,714     2,791,276   8.50%    9,437
                                    =======     =========     =======     =========   ====     =====

---------------
(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since they may be deemed to share voting and/or investment power directly or indirectly, Messrs. duPont and Sharp are listed as beneficial owners of the same 1,055,840 shares. However, these shares are reported only once in the total for directors and executive officers as a group.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2001.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

              WILMINGTON TRUST STOCK HELD IN A FIDUCIARY CAPACITY

     On January 31, 2002, certain of the Corporation's subsidiaries held shares of its common stock in a fiduciary capacity as follows:

                                                                            PERCENT OF
                                                               NUMBER      TOTAL SHARES
                                                              OF SHARES    OUTSTANDING
                                                              ---------    ------------
Category #1 -- Shares which Wilmington Trust may vote in its
  sole discretion...........................................  1,651,538        4.21%
Category #2 -- Shares which Wilmington Trust may vote only
  on the direction of someone else..........................  2,180,868        5.55%
Category #3 -- All other shares Wilmington Trust holds......    221,831         .56%

The Corporation will calculate the number of shares held in each category as of the Record Date. These will be voted as follows:

     Category #1 -- Will be voted by the relevant fiduciary area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a fiduciary area.

     Category #3 -- Will be voted by the relevant fiduciary area.

     Although none of the fiduciary areas has yet considered the proposal in this proxy statement, as a matter of policy the fiduciary areas tend to support management of the companies in which they have invested.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table presents information about compensation Wilmington Trust awarded over the last three years to the Named Executive Officers.

                                                                                         LONG-
                                                                                          TERM
                                                                                      COMPENSATION
                               ANNUAL COMPENSATION                                       AWARDS
------------------------------------------------------------------------------------------------------------------
               (a)                 (b)        (c)                   (d)                   (e)             (f)
                                                                                       SECURITIES         ALL
                                                                                       UNDERLYING        OTHER
                                             SALARY              BONUS(1)               OPTIONS       COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR       ($)                   ($)                   (#)            ($)(2)
   ---------------------------     ----      ------              --------              ----------     ------------
Ted T. Cecala....................  2001    $  546,308            $692,229                40,000          $7,380
Chairman of the Board              2000    $  526,385            $680,274                40,000          $7,380
and Chief Executive Officer        1999    $  505,673            $482,983                30,000          $6,597
Robert V.A. Harra, Jr. ..........  2001    $  408,154            $440,793                20,000          $5,486
President, Chief Operating         2000    $  389,192            $484,724                20,000          $5,806
Officer, and Treasurer             1999    $  387,404            $303,089                15,000          $6,568
Rodney P. Wood...................  2001    $  270,385            $245,246                12,500          $6,952
Senior Vice President              2000    $  245,481            $239,936                12,500          $5,932
                                   1999    $  112,500            $ 80,168                17,467          $3,400
Robert J. Christian..............  2001    $  256,154            $191,289                10,000          $6,853
Senior Vice President              2000    $  246,283            $207,438                10,000          $6,785
                                   1999    $  236,821            $128,104                10,000          $6,473
Robert A. Matarese...............  2001    $  238,392            $189,229                 7,500          $6,525
Senior Vice President              2000    $  231,873            $189,471                10,000          $6,578
                                   1999    $  223,202            $131,828                 9,000          $7,131

Total salary, bonus, and other     2001    $3,511,375            Percentage of             2.81%
compensation for Named             2000    $3,473,538            net income                2.87%
Executive Officers                 1999    $2,776,450                                      2.59%

---------------
(1) Includes awards made under Wilmington Trust's Executive Incentive Plan and its predecessor (described on pages 18 and 19 below) and Profit-Sharing Bonus Plan (described on page 18 below) in respect of services performed during the year.

(2) Represents: (a) Wilmington Trust's contributions to its 401-K Thrift Savings Plan of $5,100 for each of Messrs. Cecala, Wood, and Christian, $3,206 for Mr. Harra, and $4,894 for Mr. Matarese in 2001; $5,100 for Mr. Cecala, $3,526 for Mr. Harra, $4,250 for Mr. Wood, $5,100 for Mr. Christian, and $4,991 for Mr. Matarese for 2000; and $3,134 for Mr. Cecala, $3,088 for Mr. Harra, $4,000 for Mr. Christian, $2,813 for Mr. Wood, and $4,800 for Mr. Matarese in 1999; and (b) premiums the Corporation paid for term life insurance for Mr. Cecala of $2,280 in 2001 and 2000 and $3,463 in 1999; Mr. Harra of $2,280 in 2001 and 2000 and $3,480 in 1999; Mr. Wood of $1,852 in
    2001, $1,682 in 2000, and $587 in 1999; Mr. Christian of $1,753 in 2001,
    $1,685 in 2000, and $2,473 in 1999; and Mr. Matarese of $1,631 in 2001,
    $1,587 in 2000, and $2,331 in 1999.

OPTION GRANT TABLE

     The following table presents additional information about the option awards in the Summary Compensation Table for 2001.(1)

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION FOR
                                  INDIVIDUAL GRANTS                                          OPTION TERM(2)
--------------------------------------------------------------------------------------   -----------------------
            (a)                   (b)             (c)             (d)          (e)          (f)          (g)
                               NUMBER OF      PERCENT OF
                              SECURITIES     TOTAL OPTIONS
                              UNDERLYING    GRANTED TO ALL    EXERCISE OR
                                OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION
            NAME                GRANTED       FISCAL YEAR      ($/SHARE)       DATE        5%($)        10%($)
            ----              ----------    --------------    -----------   ----------     -----        ------
Ted T. Cecala...............    40,000            9.4%          $61.75       2/14/11     $1,553,369   $3,936,546
Robert V.A. Harra, Jr.......    20,000            4.7%          $61.75       2/14/11     $  776,684   $1,968,273
Rodney P. Wood..............    12,500            2.9%          $61.75       2/14/11     $  485,428   $1,230,171
Robert J. Christian.........    10,000            2.3%          $61.75       2/14/11     $  388,342   $  984,136
Robert A. Matarese..........     7,500            1.8%          $61.75       2/14/11     $  291,257   $  738,102

---------------
(1) These options vest one year after grant, expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his or her employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or
    (2) three years after the officer's death, retirement, or disability.

(2) These values are computed on a pre-tax basis.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table presents information about (1) options exercised during 2001 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 2001.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

               (a)                      (b)            (c)                (d)                    (e)
                                                                       NUMBER OF              VALUE OF
                                                                   SHARES UNDERLYING         UNEXERCISED
                                                                      UNEXERCISED           IN-THE-MONEY
                                      SHARES                           OPTIONS AT            OPTIONS AT
                                    ACQUIRED ON                    FISCAL YEAR-END(#)   FISCAL YEAR-END($)(2)
                                     EXERCISE         VALUE           EXERCISABLE/          EXERCISABLE/
               NAME                  (NUMBER)     REALIZED($)(1)     UNEXERCISABLE          UNEXERCISABLE
               ----                 -----------   --------------   ------------------   ---------------------
Ted T. Cecala.....................    13,452         $392,456        183,764/40,000      $4,039,495/$62,400
Robert V.A. Harra, Jr.............     9,800         $273,060        137,824/20,000      $3,472,831/$31,200
Rodney P. Wood....................         0         $      0         24,145/18,322      $  261,944/$54,781
Robert J. Christian...............    15,178         $443,476         41,178/10,000      $  612,525/$15,600
Robert A. Matarese................     6,300         $128,000          40,235/7,500      $  701,772/$11,706

---------------
(1) Value realized reflects the difference between the market value of the Corporation's stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

(2) These values are computed on a pre-tax basis, and reflect the difference between the last sale price of the Corporation's stock on December 31, 2001 and the exercise price of each option the Named Executive Officers holds, or the total amount by which the officer's options were "in the money" at that date.

CHANGE IN CONTROL AGREEMENTS

     The Corporation has entered into change in control agreements with its 10 executive officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an executive officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

     In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

     - The Corporation or WTC consolidates or merges with a third party;

     - The Corporation or WTC transfers substantially all assets to a third party or completely liquidates or dissolves;

     - A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of the Corporation's or WTC's voting stock or the ability to control the election of the Corporation's directors or its management or policies;

     - The persons serving as the Corporation's directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of the Corporation's Board; or

     - A regulatory agency determines that a change in control of Wilmington Trust has occurred.

     Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value. In addition, the officer generally would receive medical, life, disability, and health-and-accident benefits at our expense for three years.

PENSION BENEFITS

     The table on the next page shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of the Corporation's Pension Plan and Supplemental Executive Retirement Plan.

                                PENSION TABLE(1)

                  ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 2001
AVERAGE ANNUAL   ---------------------------------------------------------------------------------
EARNINGS          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
--------------    --------      --------      --------      --------      --------      --------
$  200,000        $ 33,471      $ 40,777      $ 46,828      $ 53,729      $ 60,630      $ 67,351
$  400,000         120,000       160,000       200,000       240,000       240,000       240,000
$  600,000         180,000       240,000       300,000       360,000       360,000       360,000
$  800,000         240,000       320,000       400,000       480,000       480,000       480,000
$1,000,000         300,000       400,000       500,000       600,000       600,000       600,000
$1,200,000         360,000       480,000       600,000       720,000       720,000       720,000
$1,400,000         420,000       560,000       700,000       840,000       840,000       840,000
$1,600,000         480,000       640,000       800,000       960,000       960,000       960,000

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 2001. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 2001.

    The estimated years of credited service under the Pension Plan and the SERP through December 31, 2001 for each of the Named Executive Officers are: Mr. Cecala -- 22.3 years; Mr. Harra -- 30.6 years; Mr. Wood -- 2.5 years; Mr. Christian -- 5.9 years; and Mr. Matarese -- 32.5 years.

     The Corporation provides retirement benefits for employees, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by the Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

     (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

     (b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

     For purpose of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under executive incentive plans. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, annual earnings were limited to $170,000 through December 31, 2001.

     The normal monthly retirement benefit from the SERP is 60% of the officer's average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

     For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the profit-sharing bonus plan and executive incentive plans. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years' participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or (b) in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on page 15.

STOCK PERFORMANCE GRAPH

     The line graph below compares cumulative total stockholder return (1) over the past five years for the Corporation's common stock with (a) all companies in the Standard and Poor's 500 Index and (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index. (2)

                            STOCK PERFORMANCE GRAPH

                                  TOTAL RETURN

                           [STOCK PERFORMANCE GRAPH]

            --------------------------------------------------------------------------------------------------------
                                                         12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
            --------------------------------------------------------------------------------------------------------
             Wilmington Trust Corporation                  $100     $162.38   $164.58   $132.97   $177.06   $186.39
             Keefe, Bruyette & Woods, 50 Bank Index        $100     $146.20   $158.30   $207.56   $183.46   $175.89
             S&P 500 Index                                 $100     $133.36   $171.47   $207.56   $188.66   $166.23

  Notes to Stock Performance Graph

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

     The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1996. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods, 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General

     We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we take into account the performance of those institutions compared to ours. We generally compare the Corporation's return on assets, return on equity, and growth in earnings per share to the corresponding performance of those institutions.

     Our executive compensation program also rewards our executive officers for their long-term strategic management to enhance shareholder value. We do this by providing executive officers with ownership interests in the Corporation through stock options. Since the ultimate value of the stock made available through options depends on the Corporation's success, stock options provide executive officers with continuing incentives long after the award is granted.

     The key elements of our compensation program for executive officers are base salary, the Profit-Sharing Bonus Plan, the Executive Incentive Plan, and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package Wilmington Trust provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of Wilmington Trust's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing Mr. Harra's performance, the Compensation Committee takes Mr. Cecala's views into account.

  Base Salaries

     We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

     Wilmington Trust typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any changes in the executive officer's responsibilities during the year. We also consider the financial results of the business department over which the executive officer has responsibility.

  Profit-Sharing Bonus Plan

     Executive officers also participate in Wilmington Trust's Profit-Sharing Bonus Plan. For each plan year, the bonus fund is determined by reference to (1) our return on stockholders' equity; (2) the employee's job level and (3) the percentage growth in our net income. As a result, our executive officers can earn a profit-sharing bonus ranging from 50% to 100% of their base salaries multiplied by the Bonus Percent. For 2000 and 2001, we paid each executive officer a profit-sharing bonus of 15.25% and 6.54%, respectively, of base salary.

  Executive Incentive Plan

     We adopted and the Corporation's shareholders approved our Executive Incentive Plan (the "Incentive Plan") in 1999 to provide the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. The Chief Executive Officer, the President, and other executives the Compensation Committee designates from time to time participate in the Incentive Plan. For 2001, 10 executive officers participated in the Plan.

     The Compensation Committee can establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under that plan. Under the Incentive Plan, the Corporation is able to deduct compensation paid to executive officers a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code ("Section 162(m) Participants"). For Section 162(m) Participants whose bonuses we want to be able to deduct, the performance goals are based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies.

     In evaluating corporate performance for purposes of making awards under the Incentive Plan, the Compensation Committee considers, among other factors, the Corporation's return on equity, return on assets, and the percentage growth in earnings per share. The Corporation's performance in 2001 in return on equity and return on assets ranked second among the performance of a company-constructed peer group that includes City National Corporation, Commerce Bancshares, Inc., Compass Bancshares, Inc., First Virginia Banks, Inc., FirstMerit Corporation, Hibernia Corporation, Mercantile Bankshares Corporation, Northern Trust

Corporation, Provident Financial Group, Inc., Valley National Bancorp, and Zions Bancorporation (the "Peer Group"), and ranked eighth among the Peer Group in growth in earnings per share. For 2001, payments under this plan to the executive officers who participated in the plan aggregated $2,355,263, compared to $2,179,369 for the executive officers who participated in the plan in 2000.

  Stock Options

     Under the Corporation's 1999 Long-Term Incentive Plan, which shareholders have approved, cash-based and stock-based awards may be made. Those stock options have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in from one to three years and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider changes in the executive officer's duties and responsibilities during the year. We do not employ any formula in awarding options.

     All stock options are granted with exercise prices equal to the fair market value of the Corporation's stock on the date they are granted. Accordingly, any value that accrues to our executive officers from these options is based entirely on our stock performance, and bears a direct relationship to value our shareholders realize.

  Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibits companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Payments under the Profit-Sharing Bonus Plan do not qualify as "performance-based." However, compensation attributable to the Corporation's stock options is performance-based, and the Executive Incentive Plan is designed so that compensation attributable to awards under those plans can qualify as "performance-based."

     The Compensation Committee believes it is unlikely that the Corporation paid any amounts in respect of 2001 that will result in our loss of a Federal income tax deduction under Section 162(m).

  Compensation of Chief Executive Officer

     In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of Wilmington Trust's senior management, including especially:

     - Wilmington Trust's performance against the Peer Group in return on assets and return on equity and the percentage growth in earnings per share;

     - The base salaries, annual bonuses, and stock option awards paid to top executives at banks of comparable size; and

     - The development under Wilmington Trust's strategic planning process to expand significantly the geographic outreach of its fee-based businesses.

                                                      Stacey J. Mobley, Chairman
                                                      Charles S. Crompton, Jr.
                                                      R. Keith Elliott
                                                      Rex L. Mears
                                                      H. Rodney Sharp III

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee's members are Stacey J. Mobley (Chairman), Charles S. Crompton, Jr., R. Keith Elliott, Rex L. Mears, and H. Rodney Sharp
III. No member of the Compensation Committee is a current or past officer or employee of Wilmington Trust. No executive officer of Wilmington Trust serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

     Messrs. Crompton, Elliott, Mears, and Sharp are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

                                 AUDIT MATTERS

     Audit Committee Report.

     The Audit Committee provides the following report with respect to Wilmington Trust's audited financial statements for the fiscal year ended December 31, 2001:

     - The Audit Committee has reviewed and discussed with management Wilmington Trust's fiscal 2001 audited financial statements;

     - The Audit Committee has discussed with Wilmington Trust's independent auditors, KPMG, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

     - The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board No. 1, relating to the auditors' independence from Wilmington Trust and its related entities, and has discussed with the auditors their independence from Wilmington Trust; and

     - Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in Wilmington Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Submitted by the Audit Committee of Wilmington Trust's Board of Directors:

                                                  Carolyn S. Burger, Chairperson
                                                  Richard R. Collins
                                                  Edward B. duPont
                                                  Hugh E. Miller

     Independent Auditors.

     During 2000, Ernst & Young LLP audited the Corporation's consolidated financial statements and the separate financial statements of certain of its affiliates and employee benefit plan financial statements. They also reviewed the Corporation's annual report to shareholders and certain other filings the Corporation made with the SEC in 2000. In addition, Ernst & Young provided various non-audit services during 2000.

     In February 2001, Ernst & Young and Wilmington Trust mutually agreed that Ernst & Young would not continue as the company's independent accountants after completion of Wilmington Trust's annual audit for 2000. The reports of Ernst & Young on the financial statements of Wilmington Trust for the two preceding fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of Wilmington Trust's financial statements for each of the two years ended December 31, 2000, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make a reference to the matter in their report.

     In March 2001, Wilmington Trust engaged KPMG to act as its auditors for the fiscal year ended December 31, 2001. Wilmington Trust's Board of Directors had approved KPMG's engagement previously following the recommendation of its Audit Committee. Wilmington Trust did not consult KPMG regarding the application of accounting principles to a specified transaction, whether contemplated or proposed, the type of audit opinion that might be rendered on Wilmington Trust's financial statements or any matter that was the subject of a disagreement or a reportable event as contemplated by Item 304 of Regulation S-K. During 2001, KPMG audited the Corporation's consolidated financial statements and the separate financial statements of certain of its affiliates and employee benefits plan financial statements. It also reviewed the Corporation's annual report to shareholders and certain other filings it made with the SEC in 2001. In addition, KPMG provided the Corporation with various non-audit services during 2001. Representatives of KPMG will attend the Annual Meeting and will be available to answer questions.

     Audit, Financial Information Systems Design and Implementation and All Other Fees.

     The following table presents fees for professional audit services rendered by KPMG for the audit of the Corporation's annual consolidated financial statements for 2001 and fees billed for other services rendered by KPMG:

Audit fees, excluding audit-related.........................  $402,890
                                                              ========
Financial information systems design and implementation
  fees......................................................  $      0
                                                              ========
All other fees:
  Audit-related fees(1).....................................  $443,295
  Other non-audit services(2)...............................  $ 48,924
                                                              --------
Total all other fees........................................  $492,219
                                                              ========

---------------
(1) Audit-related fees consisted principally of audits of financial statements of employee benefit plans and the Corporation's broker-dealer and investment adviser subsidiaries, review of registration statements and issuance of consents.

(2) Other non-audit fees consisted of tax consulting and advice and due diligence in connection with potential acquisitions.

The Audit Committee has considered whether the provision of the foregoing audit-related and other non-audit services is compatible with maintaining KPMG's independence, and believes that it is.

     The aggregate fees Ernst & Young billed for professional services to audit the Corporation's consolidated financial statements for 2000 and for reviewing the financial statements in our Forms 10-Q for 2000 were $310,000. The aggregate fees Ernst & Young billed for other services it provided Wilmington Trust during 2000 were $229,510. This included $203,000 for audit-related services Ernst & Young provided during 2000.

     Independence and Audit Committee Charter.

     Each member of the Audit Committee is "independent" under the definition of independence contained in the New York Stock Exchange's listing standards for the New York Stock Exchange. The Board of Directors has adopted a written Audit Committee charter.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Corporation's directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

     After reviewing copies of those forms it has received and written representations, the Corporation believes that all of those filing requirements were complied with, except that one sale of stock by Mr. Christian was reported late in 2001.

                          TRANSACTIONS WITH MANAGEMENT

     Certain of the Corporation's subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

                 APPROVAL OF THE 2002 LONG-TERM INCENTIVE PLAN

     Your Board of Directors adopted the 2002 Long-Term Incentive Plan on February 21, 2002. Under that plan, the Corporation can award both cash-based and stock-based awards. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in the Corporation's common stock.

     The 2002 Long-Term Incentive Plan's primary purpose is to assist the Corporation in attracting and retaining highly competent officers, other key employees and directors of the Corporation and its subsidiaries and affiliates. The plan will act as an incentive in motivating key officers, employees and directors to achieve the Corporation's long-term business objectives, while providing the flexibility to tailor individual awards to meet changing business and tax strategies.

     The Corporation's shareholders approved its 1999 Long-Term Incentive Plan on May 20, 1999. Awards in respect of 179,000 shares remain available for grant under the 1999 plan. Your Board recommends that shareholders approve the 2002 Long-Term Incentive Plan as a successor to that plan. The provisions of the 2002 plan are similar in many respects to the provisions of the 1999 plan. The 2002 plan is summarized below. That summary is qualified by reference to the 2002 plan, which is attached to this proxy statement as Exhibit A.

     The Corporation is seeking shareholder approval of the 2002 Long-Term Incentive Plan in part to preserve its ability to deduct compensation paid to executive officers under the plan. Shareholder approval of the plan is a condition to the Corporation's ability to grant awards under the plan.

GENERAL PROVISIONS

  Duration of the 2002 Long-Term Incentive Plan; Share Authorization

     The 2002 Long-Term Incentive Plan will remain effective until the third anniversary after shareholders approve it, unless the Board of Directors terminates it earlier. The maximum number of shares with respect to which awards may be granted under the plan is 2,000,000 shares. The Corporation may not (1) grant any person options or other awards in respect of more than 100,000 shares in any year during the plan's term, (2) re-price options or other awards under the plan after they have been granted nor (3) grant awards other than options in respect of more than a total of 100,000 shares during the plan's term. The amount of awards payable to participants under the 2002 Long-Term Incentive Plan cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee or the Select Committee (consisting of either or both of our two employee directors) (the "Select Committee") (the Compensation Committee and the Select Committee are sometimes referred to as the "Committee") of participants from time to time and determining the size of awards. The shares to be issued under the plan will be authorized but unissued shares or issued shares that the Corporation has re-acquired and holds in treasury.

     Shares covered by any unexercised portions of terminated options, shares forfeited by participants, and shares subject to any awards a participant otherwise surrenders without receiving any payment or other benefit may again be subject to new awards under the plan. If a participant pays the purchase price of an option in whole or part by delivering the Corporation's shares, the number of shares issuable in connection with the exercise of the option will not again be available for awards under the plan. Shares used to measure the amount payable to a participant in respect of an earned performance award will not again be available for awards. Shares issued in payment of performance awards that are denominated in cash amounts are not again available for awards.

  Long-Term Incentive Plan Participants

     The Committee will administer the 2002 Long-Term Incentive Plan and select persons eligible to receive awards under the plan. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in shares of our stock. Fifteen non-employee directors and all employees of the Corporation and its subsidiaries and affiliates currently are eligible for consideration to participate in the plan.

  Awards Available Under Long-Term Incentive Plan

     The Committee may grant awards under the 2002 Long-Term Incentive Plan in the form of stock options, performance awards, and other stock-based and cash-based awards. Awards under the plan may be granted alone or in combination with other awards.

     Stock Options

     The Committee may grant stock options meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and stock options that do not meet those requirements ("Nonstatutory Stock Options"). The Committee will determine the term of each option, but no option will be exercisable more than ten years after grant. The Committee also may impose restrictions on exercise. The exercise price for options must at least equal 100% of the fair market value of the Corporation's common stock on the date of grant. The exercise price is payable in cash or, if the Committee permits in the award agreement, in shares of the Corporation's stock or other property, by reducing the number of shares issuable on the option's exercise, or by cashless exercise with an optionee's broker.

     Options and other awards granted under the plan are not transferable except by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order. If a participant's employment terminates due to death, disability, or retirement, unexercised options previously granted under the plan which have vested may be exercised by the participant or his or her beneficiary, as the case may be, until the earlier of the option's expiration or three years after the termination of the participant's employment. In addition, in the case of a participant's retirement, options that have not previously vested will, at the optionee's election, vest immediately. If a participant's employment terminates for other reasons, unexercised options previously granted under the plan generally terminate on that termination.

     Performance Awards

     The Committee also may grant performance awards under the plan. These awards are earned by recipients if specified performance targets the Committee sets are met. The awards may be paid in cash or shares of our stock. The performance targets can be based on financial performance criteria, such as net income or earnings per share, individual performance criteria, or a combination of both. The amount of the award can be a fixed dollar amount or a payment based on the increase in the value of the Corporation's common stock over a specified award period. When circumstances occur that cause the performance targets to be an inappropriate measure of achievement, the Committee may adjust the targets. The Committee will determine the appropriate award period for each performance award.

     A participant has no right to receive a performance award on the termination of his or her employment before the end of a performance award period, except in the case of death, disability, or retirement. If a participant's employment terminates due to death, disability, or retirement before the end of a performance award period, the Committee may award the participant or his or her beneficiary, as the case may be, a pro rata portion of the performance award.

     Other Stock-Based Awards

     The Committee may grant any other type of award valued in whole or in part by reference to the value of our common stock. The Committee will determine the terms and conditions of any such awards.

     Retainers for Non-Employee Directors

     While the 2002 Long-Term Incentive Plan is in effect, each non-employee director will receive payment of the first half, and may elect to receive payment of the second half, of his or her annual retainer in shares of the Corporation's common stock. Before the time when the annual retainer is earned, each director will be required to elect the form of payment of the second half of his or her annual retainer. If no election is made, the second half of the annual retainer will automatically be paid in cash.

     For the portion of the annual retainer payable in shares of the Corporation's stock, the Corporation will issue shares having a fair market value equal to the fees payable. The Corporation will pay cash in lieu of any fractional shares.

     The awards payable to non-employee directors under the plan in respect of their annual retainers cannot be determined because those awards are contingent on the amount of the annual retainer and the election each director makes each year regarding the second half of his or her annual retainer.

SECTION 162(m)

     If the Compensation Committee desires to structure any award under the plan so that the compensation payable thereunder will qualify as "performance based" under Section 162(m), it may establish objective performance goals as the basis for that award. Those performance goals will be based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

CHANGE IN CONTROL

     Upon a change in control of Wilmington Trust, all options under the 2002 Long-Term Incentive Plan will become exercisable immediately, and all performance targets for performance awards will be deemed to have been met. A change in control for purposes of the plan has the same meaning as for the change in control agreements described on page 15 of this proxy statement.

TERMINATION, AMENDMENT, AND ERISA STATUS

     The Board may amend or terminate the 2002 Long-Term Incentive Plan, and the Committee may amend or alter awards. No action may impair a participant's rights under any award granted previously without the participant's consent. The Board may not make any amendment to the plan without shareholder approval if that amendment would require shareholder approval under the Code or other applicable law.

     The 2002 Long-Term Incentive Plan is not subject to ERISA.

ANTIDILUTION PROVISIONS

     The number of shares of the Corporation's stock authorized to be issued under the 2002 Long-Term Incentive Plan and subject to outstanding awards, the purchase or exercise price, and the number of shares which may be granted to any recipient may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation, or other relevant change in our capitalization.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of awards under the 2002 Long-Term Incentive Plan. This summary is not intended to be exhaustive. It does not describe state, local, or foreign tax consequences.

  Incentive Stock Options

     A participant in the 2002 Long-Term Incentive Plan generally is not subject to Federal income tax either at the time of grant or at the time an Incentive Stock Option is exercised. However, upon exercise, the difference between the fair market value of the shares underlying the option and the exercise price is includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares acquired upon exercise of an Incentive Stock Option within one year after receipt of those shares (and within two years after the date the option is granted), he or she will be taxed only on the sale of those shares, and that tax will be at the capital gains rate.

     The Corporation will not receive any tax deduction on exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the shares underlying that option. If a disqualifying disposition occurs (e.g., one of the holding requirements mentioned above is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition. The Corporation will be entitled to a deduction equal to the amount the participant includes in income. The tax generally will be imposed on the difference between the fair market value of the shares at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by the Corporation.

  Nonstatutory Stock Options

     There are no Federal income tax consequences to a participant at the time the Corporation grants a Nonstatutory Stock Option. On exercise of the option, the participant must pay tax at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The Corporation will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by the Corporation.

  Performance and Other Stock-Based Awards

     The grant of performance awards is not a taxable event for Federal income tax purposes at grant. A participant will be required to pay ordinary income tax when the award vests in an amount equal to the amount of cash and the value of any shares included in the distribution. In some circumstances, a participant may be able to file a "Section 83(b) election" and accelerate his or her ordinary income tax liability. The Corporation will have a commensurate tax deduction.

  Annual Retainers

     Non-employee directors will recognize ordinary income equal to the fair market value of the shares of our stock they receive in payment of their annual retainers. The Corporation will be entitled to a deduction in the same amount.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

                           AVAILABILITY OF FORM 10-K

     THE CORPORATION WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 2001. THE CORPORATION WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IT IS SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, MEDIA AND INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                        2002 LONG-TERM INCENTIVE PLAN OF
                          WILMINGTON TRUST CORPORATION

                                                                       EXHIBIT A

     1. Purpose. The 2002 Long-Term Incentive Plan (the "Plan") of Wilmington Trust Corporation ("Wilmington Trust") is designed to encourage and facilitate ownership of stock by, and provide additional incentive compensation based on appreciation of that stock to, key employees and directors of Wilmington Trust and other entities to whom the Committee grants Awards. Wilmington Trust hopes thereby to provide a potential proprietary interest as additional incentive for the efforts of those individuals in promoting Wilmington Trust's continued growth and the success of its business. The Plan also will aid Wilmington Trust in attracting and retaining professional and managerial personnel.

     2. Administration. The Plan shall be administered by the Corporation's Compensation Committee, consisting solely of non-employee directors, the Corporation's Select Committee, consulting of either or both of its two employee directors, or any other committee of the Corporation's Board of Directors that the Board may appoint from time to time to administer the Plan (all such committees are hereinafter sometimes collectively referred to as the "Committee"). The Compensation Committee shall have sole authority to grant Awards to a Participant who is, at the Date of Grant of the Award, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act. The Compensation Committee also shall have authority to grant Awards to other Participants. The Select Committee shall have authority to grant Awards to Participants who are not, at the Date of Grant of the Award, either "covered employees" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

     The Committee shall have the power and authority to administer the Plan in accordance with this Section 2. Wilmington Trust's Board may appoint members of the Committee from time to time in substitution for those members who previously were appointed and may fill vacancies in the Committee, however caused.

     The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and the Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable. In the event of a conflict between determinations made by the Compensation Committee and the Select Committee, the determination of the Compensation Committee shall control.

     A majority of the Compensation Committee's members shall constitute a quorum thereof, and action by a majority of a quorum shall constitute action by the Compensation Committee. Compensation Committee members may participate in meetings by conference telephone or other similar communications equipment by means of which all members participating in the meeting can hear each other. Any decision or determination reduced to writing and signed by all of the Compensation Committee's members shall be as effective as if that action had been taken by a vote at a meeting of the Committee duly called and held.

     3. The Shares. The Committee shall not authorize issuance of more than a total of 2,000,000 shares hereunder, except as otherwise provided in Section 9(i) below. These may either be authorized and unissued shares or previously issued shares Wilmington Trust has reacquired. The shares covered by any unexercised portions of terminated Options granted under Section 5 and shares subject to any Awards the Participant otherwise surrenders without receiving any payment or other benefit may again be subject to new Awards hereunder. If a Participant pays the purchase price of an Option or tax liability associated with that exercise in whole or part by delivering Wilmington Trust stock, the number of shares issuable in connection with the Option's exercise shall not again be available for the grant of Awards. Shares used to measure the amount payable to a Participant in respect of Performance Awards or Other Awards shall not again be available for the grant of Awards. Shares issued in payment of Performance Awards denominated in cash amounts shall not again be available for the grant of Awards.

     4. Participation. The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key employees, and directors of, and consultants to, Wilmington Trust or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services the officers, key employees, directors, and consultants render, their present and potential contributions to Wilmington Trust, and other factors the Committee deems relevant in its sole and absolute discretion.

     If the Committee designates a Participant in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

     5. Options.

     a. Grant of Options. The Committee shall designate the form of Options and additional terms and conditions not inconsistent with the Plan. The Committee may grant Options either alone or in addition to other Awards. The terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee may grant to Participants one or more incentive stock options ("Incentive Stock Options") that meet the requirements of Section 422 of the Code, stock options that do not meet those requirements ("Nonstatutory Stock Options"), or both. To the extent any Option does not qualify as an Incentive Stock Option, whether because of its provisions, the time or manner of its exercise, or otherwise, that Option or the portion thereof that does not so qualify shall constitute a separate Nonstatutory Stock Option.

     b. Incentive Stock Options. Each provision hereof and in any Award Agreement the Committee designates as an Incentive Stock Option shall be interpreted to entitle the holder to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options: (1) following a Participant's Termination of Employment; (2) in accordance with the Committee's specific determination with the consent of the affected Participant; or (3) to the extent Section 9 would cause an Option to no longer be entitled to that treatment. If any provision herein or the Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (x) that provision shall be deemed to have contained from the outset the language necessary to entitle the Option to that tax treatment; and (y) all other provisions herein and in that Award Agreement shall remain in full force and effect. Except as otherwise specified in the first sentence of this Section 5(b), if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option does not explicitly include any term required to entitle that Option to that tax treatment, all those terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all of those terms.

     c. Option Price. The Committee shall determine the per share exercise price of each Option. That price shall be at least the greater of (1) the par value per share of Wilmington Trust stock and (2) 100% of the last sale price of Wilmington Trust stock on the Date of Grant.

     d. Option Term. The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the date the Committee grants it.

     e. Exercisability. The Committee may at the time of grant determine performance targets, waiting periods, exercise dates, and other restrictions on exercise and designate those in the Award Agreement.

     f. Method of Exercise.  Subject to any waiting periods that may apply under
Section 5(e) above, a Participant may exercise Options in whole or in part at any time during the period of time, if any, set forth in the Award Agreement during which that Option or portion thereof is exercisable by giving Wilmington Trust written notice specifying the number of shares to be purchased. The Participant must accompany that notice by payment in full of the purchase price in a form the Committee may accept. If the Committee determines in its sole discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust stock already owned and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Market Value Per Share of Wilmington

Trust stock tendered on the date the Option is exercised. Notwithstanding the foregoing, the right to pay the purchase price of an Incentive Stock Option in the form of already-owned shares or shares otherwise issuable upon exercise of the Option may be authorized only at the time of grant. No shares shall be issued until payment therefor has been made as provided herein, except as otherwise provided herein. In general, a Participant shall have the right to dividends and other rights of a shareholder with respect to Wilmington Trust stock subject to the Option only when certificates for shares of that stock are issued to the Participant.

     g. Acceleration or Extension of Exercise Time. The Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit shares subject to any Option to become exercisable or be purchased before that Option would otherwise become exercisable under the Award Agreement. In addition, the Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit any Option granted hereunder to be exercised after its expiration date, subject to the limitation in Section 5(d) above.

     h. Termination of Employment. Unless the Committee provides otherwise in an Award Agreement or after granting an Option, if the employment of a Participant who has received an Option terminates on other than: (1) the Participant's Normal Retirement Date; (2) the Participant's Other Retirement Date; (3) the Participant's death; or (4) the Participant's Disability, all Options previously granted to that Participant but not exercised before that Termination of Employment shall expire as of that date.

     i. Death, Disability, or Retirement of a Participant. If a Participant dies while employed by the employer he or she was employed with when he or she was last granted Options, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration of that Option or three years after the date of that Participant's death, and only (1) by the person or persons to whom the Participant's rights under that Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option at the date of his or her death.

     If a Participant's employment with the employer he or she was employed with when he or she was last granted Options terminates due to Disability or on the Participant's Normal Retirement Date or Other Retirement Date, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration date of the Option or three years after the date of the Disability or retirement. If the Participant has died before then, an Option theretofore granted to that Participant shall be exercisable (1) only by the person or persons to whom the Participant's rights under the Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option on the date of his or her death.

     6. Performance Awards.

     a. Grant of Performance Awards. The Committee also may grant awards payable in cash or shares or a combination of both at the end of a specified performance period ("Performance Awards") hereunder. These shall consist of the right to receive payment measured by (1) a specified number of shares at the end of an Award Period, (2) the Market Value Per Share of a specified number of shares at the end of an Award Period, (3) the increase in the Market Value Per Share of a specified number of shares during an Award Period, or (4) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

     b. Performance Targets. The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders' equity, and/or other goals related to the performance of Wilmington Trust or any of its subsidiaries or affiliates. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

     c. Earned Performance Awards. In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

     d. Payment of Earned Performance Awards. Wilmington Trust shall pay earned Performance Awards granted under Section 6(a)(2) or 6(a)(3) above in cash or shares based on the Market Value Per Share of Wilmington Trust stock on the last day of an Award Period, or a combination of cash and shares, at the Committee's sole and absolute discretion. Wilmington Trust shall normally make payment as soon as practicable after an Award Period. However, the Committee may permit deferral of payment of all or a portion of a Performance Award payable in cash upon a Participant's request made on a timely basis in accordance with rules the Committee prescribes. Those deferred amounts may earn interest for the Participant under the conditions of a separate agreement the Committee approves and the Participant executes. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

     e. Termination of Employment. Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant's Termination of Employment before the end of an Award Period, the Participant will not be entitled to any Performance Award.

     f. Disability, Death, or Retirement. Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant's Disability Date or the date of a Participant's Termination of Employment due to death or retirement on or after his or her Normal Retirement Date or Other Retirement Date occurs before the end of an Award Period, the Participant or the Participant's Beneficiary shall be entitled to receive a pro-rata share of his or her Award in accordance with Section 6(g) below.

     g. Pro-Rata Payment. The amount of any payment Wilmington Trust makes to a Participant or that Participant's Beneficiary under circumstances described in
Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that Participant's employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

     h. Other Events. Notwithstanding anything to the contrary contained in this Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

     7. Other Stock-Based Awards.

     a. Grant of Other Awards.  The Committee may grant other Awards under this
Section 7 ("Other Awards"), valued in whole or in part by reference to, or otherwise based on, shares of Wilmington Trust stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Other Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

     b. Terms of Other Awards. In addition to the terms and conditions specified in the Award Agreement, Other Awards made under this Section 7 shall be subject to the following:

          (1) Any shares subject to Other Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

          (2) If specified in the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that Award, and the Committee may, in its sole and absolute discretion, provide in the Award Agreement that those amounts be reinvested in additional shares;

          (3) The Award Agreement shall contain provisions dealing with the disposition of the Award in the event of the Participant's Termination of Employment before the exercise, realization, or payment of the Award. The Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any Other Award; and

          (4) Shares issued as a bonus pursuant to this Section 7 shall be issued for the consideration the Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at least 100% of the Market Value Per Share on the date the Other Award is granted.

     8. Payment of Annual Retainer. During the term hereof, each non-employee director of each company the Compensation Committee designates to participate in this Section 8 shall be paid the first half of his or her Annual Retainer in Wilmington Trust stock. Each director also may elect to receive the second half of his or her Annual Retainer in cash or Wilmington Trust stock, or a combination of both. The Compensation Committee shall establish rules with respect to electing the form of payment provided for in the preceding sentence to facilitate compliance with Rule 16b-3. The number of shares to be issued to a non-employee director who receives shares pursuant to this Section 8 shall be the dollar amount of the portion of the Annual Retainer payable in shares divided by the Market Value Per Share of a share of Wilmington Trust stock on the business day immediately preceding the date that installment of the Annual Retainer is otherwise paid to that company's directors. Wilmington Trust shall not be required to issue fractional shares. Whenever under this Section 8 a fractional share would otherwise be required to be issued, Wilmington Trust shall pay an amount in lieu thereof in cash based upon the Market Value Per Share of that fractional share.

     9. Terms Applicable to All Awards Granted under the Plan.

     a. Effect of Change in Control. Upon a Change in Control:

          (1) Any and all Options shall become exercisable immediately; and

          (2) The target values attainable under all Performance Awards and Other Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

     b. Limitations.

          (1) No person may be granted Awards in respect of more than 100,000 shares in any calendar year during the term hereof;

          (2) No Options or other Awards can be re-priced after they have been granted; and

          (3) No Awards other than Options can be made hereunder in respect of more than a total of 100,000 shares of Wilmington Trust Stock during the Plan's term.

     c. Plan Provisions Control Award Terms. The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. Except as provided in Sections 6(b) and 9(i) of the Plan, or unless the Committee provides otherwise in its sole and absolute discretion in the Award Agreement, the terms of any Award granted hereunder may not be changed after the date it is granted to materially decrease the value of the Award without the express written approval of the holder thereof. No person shall have any rights with respect to any Award until Wilmington Trust and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from Wilmington Trust that constitutes an Award Agreement.

     d. Limitations on Transfer. A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant's Beneficiary may exercise the Participant's rights only to the extent they were exercisable hereunder at the date of the Participant's death and are otherwise currently exercisable.

     e. Taxes. If the Committee deems it necessary or desirable, Wilmington Trust shall be entitled to withhold (or secure payment from a Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that Wilmington Trust pays (1) with respect to any amount payable and/or shares issuable under that Participant's Award, (2) with respect to any income recognized upon the lapse of restrictions applicable to an Award, or (3) upon a disqualifying disposition of shares received upon the exercise of any Incentive Stock Option. Wilmington Trust may defer payment or issuance of the cash or shares upon the grant, exercise, or vesting of an Award unless indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. In each Award Agreement, the Committee shall prescribe one or more methods by which the Participant may satisfy his or her tax withholding obligation. This may include the Participant's paying Wilmington Trust cash or shares of Wilmington Trust stock or Wilmington Trust's withholding from the Award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the Market Value Per Share of those shares. In its sole and absolute discretion, the Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by Participants who are subject to Section 16 of the Exchange Act to have shares withheld from an Award to meet those withholding obligations.

     f. Awards Not Includable for Benefit Purposes. Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Participant's employer maintains, except if those plans or the Committee provide otherwise.

     g. Compliance with Rule 16b-3 and Section 162(m).

     (1) If the Compensation Committee desires to structure any Award so that the compensation payable thereunder will qualify as "performance based" under
Section 162(m), the Compensation Committee may establish objective performance goals as the basis for that Award. Those performance goals will be based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m). No payment under such an Award will be made under the Plan to a Section 162(m) Participant unless the pre-established performance goals are met or exceeded.

     (4) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, that provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as the Compensation Committee determines in its sole and absolute discretion. Wilmington Trust's Board of Directors is authorized to amend the Plan, and the Compensation Committee is authorized to make any such modifications to Award Agreements, to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, Wilmington Trust's Board of Directors may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that compliance is no longer desired. The Compensation Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if it determines, in its sole and absolute discretion, that it is in Wilmington Trust's interest to do so.

     h. Amendment and Termination.

     (1) Amendment. Wilmington Trust's Board of Directors shall have complete power and authority to amend the Plan at any time it deems it necessary or appropriate. However, those directors shall not, without the affirmative approval of Wilmington Trust's shareholders, make any amendment that requires shareholder approval under Rule 16b-3, the Code, or any other applicable law or rule of any exchange on which Wilmington Trust's shares are listed unless the directors determine that compliance with Rule 16b-3, the Code, or those laws or rules is no longer desired. No termination or amendment hereof may, without the consent of the Participant to whom any Award has been granted, adversely affect the right of that individual under that Award. However, the Committee may make provision in the Award Agreement for amendments it deems appropriate in its sole and absolute discretion.

     (2) Termination. Wilmington Trust's Board of Directors may terminate the Plan at any time. No Award shall be granted hereunder after that termination. However, that termination shall not have any other effect. Any Award outstanding at the termination hereof may be exercised or amended after that termination at any time before the expiration of that Award to the same extent that that Award would have been exercisable or could have been amended if the Plan had not terminated.

     i. Changes in Wilmington Trust's Capital Structure. The existence of outstanding Awards shall not affect the right of Wilmington Trust or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in Wilmington Trust's capital structure, Wilmington Trust's business, any merger or consolidation of Wilmington Trust, any issue of bonds, debentures, or preferred stock, Wilmington Trust's liquidation or dissolution, any sale or transfer of all or any part of Wilmington Trust's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

     The number and kind of shares subject to outstanding Awards, the purchase or exercise price of those Awards, the number and kind of shares available for Awards subsequently granted, and the limitation in Section 9(b) hereof shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Plan or Awards granted hereunder. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 9(i) to any outstanding Award if an adjustment has been made or will be made to the shares of Wilmington Trust stock awarded to a Participant in that person's capacity as a shareholder.

     If Wilmington Trust is merged or consolidated with another entity and Wilmington Trust is not the surviving entity, or if Wilmington Trust is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Awards remain outstanding, then (1) subject to the provisions of Section 9(i)(2) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Award shall be entitled to receive, upon exercise of that Award in lieu of shares, other stock or other securities as the holders of shares of Wilmington Trust stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Award and (y) in addition to any rights he or she may have under Section 9(a) above, each holder of an Award shall have the right to exercise that Award in full, without regard to any limitations set forth in or imposed pursuant to Section 5, 6, or 7 above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Award that was permissible solely because of this Section 9(i)(2)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Awards not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

     If Wilmington Trust is consolidated or merged with another entity under circumstances in which Wilmington Trust is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to Wilmington Trust's rights and obligations hereunder, and that the Plan be administered by a committee of the Board of that entity.

     Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

     Except as expressly provided herein, Wilmington Trust's issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of Wilmington Trust convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to Awards outstanding.

     After any reorganization, merger, or consolidation in which Wilmington Trust or one of its subsidiaries or affiliates is a surviving entity, the Committee may grant substituted Awards replacing old options or other awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of Wilmington Trust stock that might otherwise become subject to any Options or other Awards.

     j. Period of Approval and Term of Plan. The Plan shall be submitted to Wilmington Trust's shareholders at their annual meeting scheduled to be held on April 18, 2002 or any adjournment or postponement thereof. The Plan shall be adopted and become effective only when approved by Wilmington Trust's shareholders. Awards may be granted hereunder at any time up to and including April 17, 2005, at which time the Plan will terminate, except with respect to Awards then outstanding. Those shall remain in effect until their exercise, expiration, or termination in accordance herewith.

     k. Compliance with Law and Approval of Regulatory Bodies. No Award shall be exercisable, and no shares shall be delivered hereunder, except in compliance with all applicable Federal and state laws and regulations, the rules of the New York Stock Exchange, and all other stock exchanges on which Wilmington Trust shares are listed. Any certificate evidencing shares issued hereunder may bear legends the Committee deems advisable to ensure compliance with Federal and state laws and regulations. No Award shall be exercisable, and no shares shall be delivered hereunder, until Wilmington Trust has obtained consent or approval from Federal and state regulatory bodies that have jurisdiction over matters as the Committee deems advisable.

     If a Participant's Beneficiary exercises an Award, the Committee may require reasonable evidence regarding the ownership of the Award and consents, rulings, or determinations from taxing authorities the Committee deems advisable.

     l. No Right of Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan or any part hereof, shall confer upon any Participant any right to continue in the employ of the Participant's employer, nor in any other way affect the employer's right or power to terminate the Participant's employment at any time, to the same extent as might have been done if the Plan had not been adopted.

     m. Use of Proceeds. Funds Wilmington Trust receives on the exercise of Awards shall be used for its general corporate purposes.

     n. Severability. Whenever possible, each provision hereof and of every Award granted hereunder shall be interpreted in a manner as to be effective and valid under applicable law. If any provision hereof or of any Award granted hereunder is held to be prohibited by or invalid under applicable law, then (1) that provision shall be deemed amended to accomplish the provision's objectives as originally written to the fullest extent permitted by law and (2) all other provisions hereof and of every other Award granted hereunder shall remain in full force and effect.

     o. Construction of the Plan. The place of administration of the Plan shall be in Delaware, and the validity, construction, interpretation, administration, and effect hereof, its rules and regulations, and rights relating hereto shall be determined solely in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by Federal law.

     p. Interpretation of the Plan. Headings are given to the sections hereof solely as a convenience for reference. Those headings and the numbering and paragraphing hereof shall not be deemed in any way material or relevant to the construction of any provision hereof. The use of a singular shall also include within its meaning the plural, and vice versa, where appropriate.

     q. No Strict Construction. No rule of strict construction shall be implied against Wilmington Trust, the Committee, or any other person interpreting any term of the Plan, any Award granted under the Plan, or any rule or procedure the Committee establishes.

     r. Costs and Expenses. Wilmington Trust shall bear all costs and expenses incurred in administering the Plan.

     s. Unfunded Plan. The Plan shall be unfunded. Wilmington Trust shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

     t. Surrender of Awards. Any Award granted to a Participant may be surrendered to Wilmington Trust for cancellation on terms the Committee and the Participant approve.

     10. Definitions. For purposes of the Plan, capitalized terms not otherwise defined herein have the following meanings:

     a. "Annual Retainer" means the payment(s) the Board of Directors of each company the Compensation Committee designates to participate in Section 8 determines from time to time to be the annual retainer payable each year to each non-employee director thereof.

     b. "Award" means (1) any grant to a Participant of any one or a combination of Incentive Stock Options, Nonstatutory Stock Options, Performance Awards, or Other Awards or (2) shares of Wilmington Trust stock received with respect to an Annual Retainer pursuant to Section 8.

     c. "Award Agreement" means a written agreement between Wilmington Trust and a Participant or a written acknowledgement from Wilmington Trust specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

     d. "Award Period" means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     e. "Beneficiary" means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant's rights and obligations under the Plan and an Award Agreement upon the Participant's death.

     f. "Cause" means, with respect to a Participant who is an employee of Wilmington Trust or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Committee determines in its sole and absolute discretion, the Participant's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

     g. "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Award Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Award Agreement shall apply to the Award granted thereunder:

             (1) Approval by Wilmington Trust Company's ("WTC's") or Wilmington Trust's shareholders of a consolidation or merger of WTC or Wilmington Trust with any Third Party, unless WTC or Wilmington Trust is the entity surviving that merger or consolidation;

             (2) Approval by WTC's or Wilmington Trust's shareholders of a transfer of all or substantially all of the assets of WTC or Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

             (3) Any person, entity, or group that is a Third Party, without prior approval of WTC's or Wilmington Trust's Board of Directors, by itself or through one or more persons or entities:

                (a) Acquires beneficial ownership of 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

                (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

                (c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

                (d) Acquires the ability to control in any manner the election of a majority of WTC's or Wilmington Trust's directors; or

                (e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of WTC or Wilmington Trust;

             (4) Any election occurs of persons to Wilmington Trust's Board of Directors that causes a majority of that Board of Directors to consist of persons other than (a) persons who were members of that Board of Directors on February 29, 1996 (the "Effective Date") and/or (b) persons who were nominated for election as members of that Board of Directors by Wilmington Trust's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust's Board of Directors on the Effective Date. However, any person nominated for election by Wilmington Trust's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or
        (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (a) above.

     A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for WTC or Wilmington Trust, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent, or in an unsafe or unsound condition to transact business, or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in WTC's or Wilmington Trust's business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's Voting Stock.

     h. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

     i. "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of the Award.

     j. "Disability" means any physical or mental injury or disease of a permanent nature that renders a Participant incapable of meeting the requirements of the employment or other work the Participant performed immediately before that disability commenced. The Committee shall make the determination of whether a Participant is disabled and when the Participant becomes disabled in its sole and absolute discretion.

     k. "Disability Date" means the date which is six months after the date on which a Participant is first absent form active employment or work due to a Disability.

     l. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     m. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     n. "Market Value Per Share" of a share of Wilmington Trust stock means, as of any date, the last sale price of a share of Wilmington Trust stock on that date on the principal national securities exchange on which Wilmington Trust stock is then traded. If Wilmington Trust stock is not then traded on a national securities exchange, "Market Value Per Share" shall mean the last sale price or, if none, the average of the bid and asked prices of Wilmington Trust stock on that date as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). However, if there were no sales reported as of that date, the Market Value Per Share shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which the Market Value Per Share is to be determined, the Market Value Per Share shall be determined as of the first date immediately preceding that date on which that exchange or quotation system was open for trading.

     o. "Normal Retirement Date" means the date on which a Participant terminates active employment with the employer he or she was employed with when he or she was last granted Awards on or after attaining age 65, but does not include termination for Cause.

     p. "Option" means any option to purchase Wilmington Trust stock the Committee grants to a Participant under Section 5.

     q. "Other Retirement Date" means a date, on or after a Participant attains age 55 but earlier than the Participant's Normal Retirement Date, that the Committee in its sole and absolute discretion specifically approves and designates in writing to be the date upon which a Participant retires for purposes hereof, but does not include termination for Cause.

     r. "Participant" means any employee or director (including, without limitation, a director who receives some or all of an Annual Retainer in shares of Wilmington Trust Stock) of or consultant to Wilmington Trust or any of its subsidiaries or affiliates whom the Committee selects to receive Options, Performance Awards, or Other Awards.

     s. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     t. "SEC" means the Securities and Exchange Commission.

     u. "Section 162(m)" means Section 162(m) of the Code and its regulations.

     v. "Section 162(m) Participant" means a Participant a portion of whose compensation would be subject to Section 162(m) and that Wilmington Trust desires to deduct.

     w. "Subsidiary" means a company more than 50% of the equity interests of which Wilmington Trust beneficially owns, directly or indirectly.

     x. "Termination of Employment" means, with respect to an employee Participant, the voluntary or involuntary termination of the Participant's employment with Wilmington Trust or any of its subsidiaries or affiliates for any reason (including, without limitation, death, Disability, retirement, or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be Wilmington Trust or one of its subsidiaries or affiliates). With respect to a consultant, Termination of Employment means termination of the Participant's services as a consultant to Wilmington Trust or one of its subsidiaries or affiliates.

     y. "Third Party" includes a person or entity or a group of persons or entities acting in concert not wholly-owned by Wilmington Trust or WTC, directly or indirectly.

     z. "Voting Stock" means the classes of stock of Wilmington Trust or WTC entitled to vote generally in the election of directors of Wilmington Trust or WTC, as the case may be.

     aa. "Wilmington Trust Stock" means Wilmington Trust's common stock, par value $1 per share.

[WILMINGTON TRUST LOGO]


                          WILMINGTON TRUST CORPORATION

                          ANNUAL SHAREHOLDERS' MEETING

                            THURSDAY, APRIL 18, 2002
                                   10:00 A.M.

                             WILMINGTON TRUST PLAZA

                                 MEZZANINE LEVEL

                            301 WEST ELEVENTH STREET

                              WILMINGTON, DELAWARE

[WILMINGTON TRUST LOGO]




                          WILMINGTON TRUST CORPORATION

                               RODNEY SQUARE NORTH

                            1100 NORTH MARKET STREET

                            WILMINGTON, DE 19890-0001

PROXY

--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 18, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

To Our Shareholders,


You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, April 18, 2002.

At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                          Sincerely,

                                          Ted T. Cecala
                                          Chairman and Chief Executive Officer


Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                            Wilmington, DE 19890-0001

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:

        01 Carolyn S. Burger
        02 Robert V. A. Harra Jr.
        03 Rex L. Mears
        04 Robert W. Tunnell Jr.

[ ]  Vote FOR

     all nominees, except
     as indicated below

[ ]  Vote WITHHELD

     from all nominees


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)


2. Approval of 2002 Long-Term Incentive Plan

                    [ ]For       [ ] Against       [ ] Abstain


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ]                    Indicate changes below:


--------------------------------------------------------------------------------


Date
     --------------------      Signature(s) in Box


                               -------------------------------------------------
                               Please sign exactly as your name(s) appears on your proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.